Exhibit 99.1

August 11, 2011

NEWS RELEASE

EL GALLO INFILL DRILL RESULTS &

HIGH GRADE MINERALIZATION DISCOVERED SOUTH OF RESOURCE

TORONTO, ONTARIO (August 11, 2011) US GOLD CORPORATION (NYSE: UXG) (TSX: UXG) is pleased to announce assay results from several different areas at the El Gallo Project, located in Sinaloa State, Mexico, including: 1) infill drilling to the east, 2) an emerging high-grade zone to the southwest and 3) the Gold Zone.

1)             El Gallo Infill Drill Results

Recent drilling at El Gallo has been focused on the eastern limits of the deposit (Fig. 2). The objective was to increase the confidence associated with the inferred mineralization, which is expected to upgrade this portion of the resource to the measured and indicated categories and help establish a reserve for preparation of the ongoing feasibility study.

Four holes, shown in the table below, were drilled inside the proposed pit design. Holes GAX-349 and GAX-351 successfully confirmed the presence of the inferred mineralization and help demonstrate the impressive grades and thicknesses associated with the Main Zone.

Holes GAX-318 and GAX-333 were drilled with the objective of converting lower grade inferred mineralization. These holes encountered higher grades than anticipated. The original production study contemplated sending this mineralization to the heap leach pad, but with the increased grade, the mineralization would likely be processed at the mill, where higher silver recoveries and enhanced margins are expected.

Hole #	Silver	Length	From	Silver	Length	From
	(gpt)	(meters)	(meters)	(opt)	(feet)	(feet)
GAX-349	180.4	72.4	0.0	5.3	237.5	0.0
Including	955.2	10.1	17.5	27.9	33.1	57.4
Including	2,382.1	2.6	23.4	69.5	8.5	76.8

GAX-351	168.1	36.6	0.0	4.9	120.1	0.0
Including	289.3	11.7	20.4	8.4	38.4	66.9
Including	735.0	0.8	24.4	21.4	2.6	80.1
And	88.7	27.4	44.5	2.6	89.9	146.0
Including	205.8	9.9	57.3	6.0	32.5	188.0

GAX-318	165.0	11.6	24.7	4.8	38.1	81.0
Including	443.0	2.0	32.4	12.9	6.6	106.3
And	79.2	7.4	85.5	2.3	24.3	280.5

Hole #	Silver	Length	From	Silver	Length	From
	(gpt)	(meters)	(meters)	(opt)	(feet)	(feet)
GAX-333	89.8	26.7	4.6	2.6	87.6	15.1
Including	382.5	4.0	27.2	11.2	13.1	89.2
And	616.0	0.5	65.1	18.0	1.6	213.6
And	71.8	4.0	88.9	2.1	13.1	291.7

The six holes listed in the table below were drilled to intersect inferred mineralization either adjacent to or below the proposed pit. Although this inferred mineralization was deemed to be uneconomic in the Preliminary Economic Assessment (PEA), the area was tested because 1) US Gold’s geologists believed there was an opportunity to increase the grade and 2) higher silver prices since the release of the PEA could make this mineralization profitable to mine. Overall the holes achieved their objectives.

Hole #	Silver	Length	From	Silver	Length	From
	(gpt)	(meters)	(meters)	(opt)	(feet)	(feet)
GAX-317	210.4	3.4	57.2	6.1	11.2	187.7
Including	435.0	1.0	59.6	12.7	3.3	195.5

GAX-321	72.4	16.7	6.8	2.1	54.9	22.3
Including	351.0	1.0	8.2	10.2	3.3	26.9
Including	497.0	0.9	22.6	14.5	3.0	74.1

GAX-322	71.0	22.0	87.6	2.1	72.2	287.4

GAX-328	60.8	18.6	31.2	1.8	61.0	102.4
Including	656.0	0.5	49.3	19.1	1.6	161.7

GAX-338	65.3	20.8	86.8	1.9	68.2	284.8
Including	126.7	1.7	86.8	3.7	5.6	284.8
Including	122.5	3.0	98.5	3.6	9.8	323.2

GAX-335	162.7	5.2	47.4	4.7	17.1	155.5
Including	489.0	1.0	51.6	14.3	3.3	169.3

As drilling continues along the eastern limits of the deposit, a lower zone continues to be defined. This zone, which was initially discovered in 2010, is flat-lying and occurs 100 m (325 ft) below surface. Two recent holes have intersected this zone, helping to grow its size to the east and north. With limited drilling prior to the PEA, the eastern portion of this zone was excluded from the production study. Further drilling will help determine its ultimate size and economics.

Hole #	Silver	Length	From	Silver	Length	From
	(gpt)	(meters)	(meters)	(opt)	(feet)	(feet)
GAX-329	93.3	12.2	110.6	2.7	40.0	362.9
Including	564.0	0.7	121.0	16.4	2.3	397.0

GAX-332	93.6	11.2	110.8	2.7	36.7	363.5
Including	421.0	1.2	115.3	12.3	3.9	378.3

2)             Emerging High-Grade Zone

On March 30th, US Gold announced that high-grade silver and gold mineralization had been intersected 400 m (1,300 ft) southwest of the resource. The initial hole retuned 2,400 gpt silver, 39.3 gpt gold over 0.6 m. Three additional holes have since been drilled. The first two holes, drilled to establish the orientation of the vein, intersected the zone but returned lower grades. The third hole, drilled to extend the mineralization to the east, returned additional high-grade as shown below (Fig. 2). Although more drilling is required, the results demonstrate the potential to develop a new high-grade zone at El Gallo.

Hole #	Silver	Gold	Length	From	Silver	Gold	Length	From
	(gpt)	(gpt)	(meters)	(meters)	(opt)	(opt)	(feet)	(feet)
GAXSW004	325.4	6.8	4.5	62.6	9.5	0.20	14.8	205.4
Including	675.0	13.9	1.5	62.6	19.7	0.41	4.9	205.4
Including	320.0	7.0	1.5	65.6	9.3	0.20	4.9	215.2

3)             Gold Zone Returns Deep Intercept

The El Gallo Gold Zone is situated 200 m (655 ft) southeast of the resource (Fig. 2). The original interpretation was that the area was comprised of two mineral structures, with a near-surface gold-rich zone and a silver zone at depth. New drilling has intersected another gold occurrence below both of the previously known zones. The result is encouraging as it suggests there is potential for mineralization at depth, which has seen limited exploration. To date, ten holes have been completed in this area.

Hole #	Gold	Length	From	Gold	Length	From
	(gpt)	(meters)	(meters)	(opt)	(feet)	(feet)
GZX010	9.3	3.1	324.0	0.27	10.2	1,063.0
Including	22.5	1.1	326.0	0.66	3.6	1,069.6

Exploration around El Gallo since the feasibility study was initiated has returned promising results, including areas that are currently proposed for future mine site facilities. Many of these areas have not been thoroughly tested due to the on-going infill drilling program. US Gold has decided to shift half of its drilling to pursue these targets with the goal of further enhancing the project.

ABOUT US GOLD (www.usgold.com)

US Gold’s objective is to qualify for inclusion in the S&P 500 by 2015. US Gold explores for gold and silver in the Americas and is advancing its El Gallo Project in Mexico and its Gold Bar Project in Nevada towards production. US Gold’s shares are listed on the NYSE and the TSX under the symbol UXG, trading 1.9 million shares daily during the past twelve months. US Gold’s shares are included in S&P/TSX and Russell indices and Van Eck’s Junior Gold Miners ETF. Rob McEwen, Chairman and CEO, owns 20% of the shares of US Gold. On June 14, 2011 the Company announced that Mr. McEwen proposed to combine the Company with Minera Andes to create a high growth, low-cost, mid-tier silver producer focused on the Americas.

This news release has been viewed and approved by John Read, CPG, US Gold’s consulting geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Company’s Magistral Mine property.  One quarter to one half of the split drill core is shipped to ALS Chemex for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 20 samples.

All holes were drilled with HQ bits and reduced to NTW where required. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian J. Ball Senior Vice-President Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

Table 1. Drill Results: Core Holes Assays	August 2011

Hole #	Silver	Gold	Length	From	Azimuth	Dip	Easting	Northing
	(gpt)	(gpt)	(meters)	(meters)
El Gallo
GAX-299	48.3	—	2.2	54.4	350°	-75°	212437	2843088

And	45.4	—	1.9	91.1

GAX-302	—	—	—	—	350°	-80°	212462	2842988

GAX-303	—	—	—	—	0°	-90°	212462	2842988

GAX-304	100.4	—	5.6	181.5	350°	-80°	212500	2842989
Including	300.0	—	1.0	185.0

GAX-305	69.9	—	1.1	174.3	350°	-80°	212512	2842961

GAX-306	—	—	—	—	0°	-90°	211419	2842836

GAX-311	—	—	—	—	0°	-90°	211466	2822860

GAX-314	—	—	—	—	170°	-80°	212507	2843090

GAX-315	—	—	—	—	350°	-55°	212207	2843422

GAX-316	147.5	—	2.2	39.1	350°	-60°	212129	2843042
And	61.3	—	1.6	77.9
And	122.7	—	2.2	143.3

GAX-317	210.4	0.2	3.4	57.2	350°	-60°	212423	28443207
Including	435.0	0.6	1.0	59.6

GAX-318	165.0	—	11.6	24.7	350°	-75°	212415	2843251
Including	443.0	—	2.0	32.4
And	79.2	—	7.4	85.5

GAX-321	72.4	0.4	16.7	6.8	350°	-65°	212534	2843263
Including	351.0	4.9	1.0	8.2
Including	497.0	—	0.9	22.6

GAX-322	71.0	—	22.0	87.6	7°	-60°	212558	2843145

GAX-323	—	—	—	—	350°	-45°	212557	2843296

GAX-324	87.6	—	1.7	91.7	350°	-65°	212583	2843155
And	73.9	—	4.5	103.0

GAX-326	55.5	—	2.2	198.0	350°	-60°	212595	2843233

GAX-327	49.4	—	2.1	48.3	0°	-90°	212570	2843228

GAX-328	60.8	—	18.6	31.2	350°	-80°	212478	2843248
Including	656.0	—	0.5	49.3

GAX-329	93.3	—	12.2	110.6	350°	-55°	212492	2843307
Including	564.0	—	0.7	121.0
GAX-330	41.3	0.2	4.0	9.2	350°	-65°	212531	2843306
And	140.0	—	1.3	138.3

GAX-331	—	—	—	—	350°	-65°	212445	2843368

GAX-332	93.6	—	11.2	110.8	350°	-55°	212413	2843276
Including	421.0	—	1.2	115.3

Hole #	Silver	Gold	Length	From	Azimuth	Dip	Easting	Northing
	(gpt)	(gpt)	(meters)	(meters)
GAX-333	89.8	—	26.7	4.6	350°	-50°	212012	2843397
Including	382.5	—	4.0	27.2
And	616.0	0.2	0.5	65.1
And	71.8	—	4.0	88.9
And	48.5	—	5.1	114.6

GAX-334	—	—	—	—	130°	-60°	212108	2842881

GAX-335	162.7	0.1	5.2	47.4	350°	-65°	212543	2843222
Including	489.0	0.2	1.0	51.6

GAX-336	161.2	—	4.0	127.5	350°	-70°	212564	2843123
Including	317.0	—	1.3	127.5

GAX-337	63.6	—	4.5	128.5	350°	-70°	212591	2843119

GAX-338	65.3	—	20.8	86.8	350°	-57°	212436	2843109
Including	126.7	—	1.7	86.8
Including	122.5	—	3.0	98.5

GAX-349	180.4	—	72.4	0.0	350°	-55°	212212	2843267
Including	955.2	—	10.1	17.5
Including	2,382.1	—	2.6	23.4

GAX-351	168.1		36.6	0.0	350°	-50°	212213	2843232
Including	289.3		11.7	20.4
Including	735.0		0.8	24.4
And	88.7		27.4	44.5
Including	205.8		9.9	57.3

GZX008A	74.5	—	2.0	214.4	160°	-80°	212667	2842970
And	91.5	0.3	8.0	242.0

GZX009	—	—	—	—	160°	-50°	212646	2842951

GZX010	7.0	9.3	3.1	324.0	160°	-50°	212752	2842995
Including	10.0	22.5	1.1	326.0

GAXSW002	61.6	0.9	0.9	39.3	5°	-45°	211286	2842582

GAXSW003	83.9	1.2	0.9	25.9	185°	-45°	211286	2842577

GAXSW004	325.4	6.8	4.5	62.6	5°	-55°	211299	2842522
Including	675.0	13.9	1.5	62.6
Including	320.0	7.0	1.5	65.6

US★GOLD

Figure 1
El Gallo District - Location of Veins

August 2011

180000
190000
200000
210000
220000
230000
240000
250000
2880000
2870000
2860000
2850000
2840000
2830000
Proposed
Process Plant
El Gallo
N
0
3
6
Miles
0
5
10
Km
Legend
US Gold Concessions
Mineralized Veins
Proposed Process
Facilities

Figure 2
El Gallo Mineralization: Plan (Aerial View)

August 2011

212000
213000
Legend
Measured
Indicated
Inferred
El Gallo Gold Zone
August 2011 Core Hole
Mineralized Veins
GAX-318 = Drill Hole #
GAX-332
GAX-329
GAX-333
GAX-318
GAX-328
GAX-321
GAX-349
GAX-351
GAX-335
GAX-317
GAX-322
GZX-010
GAX-338
2843000
2843000
N
0
500
Meters
0
1,500
Feet
GAXSW-004
GAXSW-001
212000
213000

* Figure 2 shows holes highlighted in news release
For all holes see table 1